Significant Accounting Policies (Details Textual)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2016
Significant Accounting Policies [Abstract]
Amortization period		10 years
Estimated useful life of licenses	3 Years
Lease agreements description	The Company expects that, based on the Company's lease agreements as of December 31, 2018, net loss will increase by approximately NIS 956,000 for 2019 as a result of adopting the new rules. Operating cash flows for 2019 will increase by approximately NIS 76,000, and financing cash flows will decrease by approximately NIS 882,000 as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities.